================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 13, 2002



                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
              (Exact name of registrant as specified in is charter)



           DELAWARE                  1-13817                 11-2908692
 (State or other jurisdiction      (Commission             (IRS  Employer
     of  incorporation)            File  Number)          Identification No.)



                        777 POST OAK BOULEVARD, SUITE 800
                              HOUSTON, TEXAS 77056
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (713) 621-7911


================================================================================

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

================================================================================

This Amendment No. 1 to the Form 8-K filed August 9, 2002, is being filed to report the appointment of the Registrant's new independent auditors and to report that the Registrant was unable to obtain the required letter from Arthur Andersen, LLP.

ITEM  4.   CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a) Boots & Coots International Well Control, Inc. (the "Registrant") provided Arthur Andersen, LLP ("Andersen"), its former auditor, with a copy of the disclosures made in the Form 8-K filed August 9, 2002 and requested Andersen to furnish the Registrant, as promptly as possible, with a letter addressed to the Securities and Exchange Commission stating whether Andersen agrees with the statements made by the Registrant in such report and, if not, stating the respects in which it does not agree. Andersen advised the Registrant that it is unable to respond and that it neither agrees nor disagrees with such statements.

(b) On August 12, 2002, the Registrant selected Mann Frankfort Stein & Lipp CPAs, L.L.P. ("Mann Frankfort"), as its new independent auditors. The Registrant's prior fiscal year end financial statements were audited by Andersen. The decision to change auditors was approved by the Board of Directors.

During the two most recent fiscal years and through the date hereof, the Registrant (or anyone on the Registrant's behalf) did not consult Mann Frankfort regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or a reportable event (as described in paragraph 304(a)(1)(v) of Regulations S-K). The Registrant has previously provided Mann Frankfort with a copy of the disclosure contained in this report, has requested that it review the disclosure, and has requested that it provide the Registrant with a letter addressed to the SEC to the extent that it disagrees with any of the Registrant's statements or has any new or clarifying information to disclose. Mann Frankfort has indicated to the Registrant that it does not disagree and has no new or clarifying information to report.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BOOTS & COOTS INTERNATIONAL WELL
                                              CONTROL, INC.



Date:   August 13, 2002                       By:   /s/  Jerry  Winchester
                                                    ---------------------------
                                                    Jerry  Winchester
                                                    Chief  Executive  Officer